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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                              ___________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  May 20, 1998

                            THE ALLSTATE CORPORATION
        _______________________________________________________________

             (Exact name of Registrant as specified in its charter



 Delaware                           1-11840                      36-3871531
_______________________________________________________________________________
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)




                 2775 Sanders Road, Northbrook, Illinois  60062
              ____________________________________________________
              (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code:  (847) 402-5000



          ___________________________________________________________
                (Former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS

     Exhibits are filed herewith in connection with the Prospectus Supplement to the Prospectus dated October 1, 1996, filed as part of the Registration Statement on Form S-3 (Registration No. 333-10857; declared effective on October 1, 1996) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and State Street Bank & Trust Company (the "Indenture").

     On May 20, 1998, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Goldman, Sachs & Co. ("GS") and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company has issued (i) $250,000,000 principal amount of 6.75% Senior Debentures due May 15, 2018 and (ii) $250,000,000 principal amount of 6.90% Senior Debentures due May 15, 2038 (collectively, the "Securities") under the Second Supplemental Indenture, dated as of May 20, 1998. The Underwriting Agreement, the form of Securities and the Second Supplemental Indenture with respect to the Securities are filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      1 Underwriting Agreement, dated as of May 20, 1998, between the Company and Goldman, Sachs & Co. and certain other underwriters.

      4.1 Form of The Allstate Corporation's 6.75% Senior Debentures due May 15, 2018.

      4.2 Form of The Allstate Corporation's 6.90% Senior Debentures due May 15, 2038.

      4.3 Second Supplemental Indenture, dated as of May 20, 1998, between the Company and the Trustee.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                         THE ALLSTATE CORPORATION

                                         __________________________
                                               (Registrant)


                                             /s/ Samuel H. Pilch
                                         By: _____________________

                                             By: Samuel H. Pilch
                                             Its: Controller



Dated: May 20, 1998


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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549








                            THE ALLSTATE CORPORATION








                                    EXHIBITS
                              TO CURRENT REPORT ON
                          FORM 8-K DATED MAY 20, 1998












                                            Commission File Number 1-11840



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                                 Exhibit Index
                                 -------------
Exhibit No. Description
----------- -----------
      1 Underwriting Agreement, dated as of May 20, 1998, between the Company and Goldman, Sachs & Co. and certain other underwriters.

      4.1 Form of The Allstate Corporation's 6.75% Senior Debentures due May 15, 2018.

      4.2 Form of The Allstate Corporation's 6.90% Senior Debentures due May 15, 2038.

      4.3 Second Supplemental Indenture, dated as of May 20, 1998, between the Company and the Trustee.



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